STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	21
Beginning Date of Accrual Period	20-Jun-03
End Date of Accrual Period	20-Jul-03
Distribution Date	21-Jul-03
Previous Distribution Date	20-Jun-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	18,423,219.25
Collections of Interest (net of Servicing Fee and principal recoveries)
Servicing Fee	173,041.69
Principal recovery	392.74
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	21,579,454.62
Interest Paid to Certificates	361,298.60
Principal Paid to Certificates	19,113,757.25
Equity Certificate	1,931,357.08
Servicing Fee	173,041.69

Balance Reconciliation

Begin Principal Balance	415,300,046.30
Principal Collections (including repurchases)	18,423,219.25
Charge off Amount	690,538.00
End Principal Balance	396,186,289.05

Collateral Performance
Cash Yield (% of beginning balance)	9.12%
Charge off Rate (net of principal recoveries; % of beginning balance)
Net Yield	7.12%

Delinquent Loans
30-59 days principal balance of loan	17,438,467.92
30-59 days number of loans	188
60-89 days principal balance of loan	3,475,111.79
60-89 days number of loans	47
90+ days principal balance of loan	14,599,391.93
90+ days number of loans	175

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	5,002
Number of HEL outstanding (EOP)	4,813
Number of Loans that went into REO	14
Principal Balance of Loans that went into REO

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	1,931,357.08

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.10375%
Class A Formula Rate (1-mo. Libor plus 37bps)
Class A Pass-Through Rate	1.47375%
Class M Formula Rate (1-mo. Libor plus 95bps)
Class M Pass-Through Rate	2.05375%
Available Funds Cap	10.16235%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.789415
2. Principal Distribution per $1,000	25.330662
3. Interest Distribution per $1,000	0.458754

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.47375%
2. Days in Accrual Period	31

3. Class A Interest Due	307,699.86
4. Class A Interest Paid	307,699.86
5. Class A Supplemental Interest Amount Paid

6. Class A Unpaid Interest Carry Forward Amount, EOP
7. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	242,462,340.93
2. Class A Principal Due	16,990,034.59
3. Class A Principal Paid	16,990,034.59
4. Class A Principal Carry Forward Amount Paid
5. Class A unpaid Principal Carry Forward Amount
6. Class A Principal Balance, EOP	225,472,306.34

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	25.969959
2. Principal Distribution per $1,000	25.330661
3. Interest Distribution per $1,000	0.639298

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.05375%
2. Days in Accrual Period	31

3. Class M Interest Due	53,598.74
4. Class M Interest Paid	53,598.74
5. Class M Supplemental Interest Amount Paid

6. Class M Unpaid Interest Carry Forward Amount, EOP
7. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	30,307,340.75
2. Class M Principal Due	2,123,722.66
3. Class M Principal Paid	2,123,722.66
4. Class M Principal Carry Forward Amount Paid
5. Class M Unpaid Principal Carry Forward Amount
6. Class M Principal Balance, EOP	28,183,618.09

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP